IDEX MUTUAL FUNDS
IDEX MARSICO GROWTH

Supplement dated November 1, 2002 to Prospectus dated March 1, 2002, as Amended April 1, 2002 and Supplemented May 3, 2002, June 1, 2002,
July 31, 2002, August 1, 2002 and August 12, 2002

Please retain this supplement for reference.

At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on September 9, 2002, the Board was notified that Goldman Sachs Asset Management (GSAM), sub-adviser to IDEX Goldman Sachs Growth (the "Fund"), will no longer serve as sub-adviser to the Fund effective at close of business on October 31, 2002. As a result, effective November 1, 2002, Goldman will terminate the Sub-Advisory Agreement dated March 1, 1999, as amended, between AEGON/Transamerica Fund Advisers, Inc. (ATFA) and GSAM, and GSAM will no longer provide sub-advisory services on behalf of the Fund.

The Board has selected Banc of America Capital Management, LLC ("BACAP") to replace GSAM as sub-adviser to the Fund effective November 1, 2002.
  Concurrently, BACAP entered into an agreement with Marsico Capital Management, LLC ("Marsico"), its affiliate, to provide management services to the Fund. James A. Hillary is portfolio manager and is primarily responsible for the day-to-day management of the fund. Thomas F.
Marsico sets the investment strategy for the Fund.

Also effective November 1, 2002, the Fund was re-named "IDEX Marsico
Growth."